Exhibit 99.3

Seventh Wave Laboratories LLC

FINANCIAL STATEMENTS

AND SUPPLEMENTARY INFORMATION

June 30, 2018

Contents

Page

Independent Accountants’ Review Report	1

Financial Statements

Balance Sheet	2

Statement of Income and Members’ Capital	3

Statement of Cash Flows	4

Notes to Financial Statements	5-14

Supplementary Information

Schedule of Operating Expenses	15

Independent Accountants’ Review Report

To the Members

Seventh Wave Laboratories LLC

Maryland Heights, Missouri

We have reviewed the accompanying financial statements of Seventh Wave Laboratories LLC (a Delaware LLC) (the “Company”), which comprise the balance sheet as of June 30, 2018, and the related statements of income and members’ capital and cash flows for the six months then ended, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of Company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Accountants’ Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountants’ Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Supplementary Information

The supplementary information included in the accompanying schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information is the responsibility of management and was derived from, and relates directly to, the underlying accounting and other records used to prepare the financial statements. The supplementary information has been subjected to the review procedures applied in our review of the basic financial statements. We are not aware of any material modifications that should be made to the supplementary information. We have not audited the supplementary information and do not express an opinion on such information.

St. Louis, Missouri

August 8, 2018

FINANCIAL STATEMENTS

Seventh Wave Laboratories LLC

balance sheet

June 30, 2018

Assets

Current Assets
Cash	$300,244
Accounts receivable	1,427,603
Prepaid expenses	59,244
Total Current Assets	1,787,091

Property and Equipment
Computers and lab equipment	4,184,170
Furniture and ifxtures	134,355
Leasehold improvements	93,639
4,412,164
Less: Accumulated depreciation and amortization	(3,419,656)
Net Property and Equipment	992,508

Other Assets	6,848

Total Assets	$2,786,447

Liabilities and Members' Capital

Current Liabilities
Acconts payable	$158,899
Accrued expenses	645,082
Deferred revenue	40,310
Due to affiliates	29,909
Current poriton of notes payable	84,605
Current portion of capital lease obligation	14,164
Total Current Liabilities	972,969

Note payble, net of current maturities	850,622
Capital lease obligation, net of current maturities	42,969

Total Liabilities	1,866,560

Members' Capital	919,887

Total Liabilities and Members' Capital	$2,786,447

See the accompanying notes and Independent Accountant’s Review Report.	Page 2

Seventh Wave Laboratories LLC

STATEMENT OF income AND MEMBERS’ CAPITAL

For The Six months Ended June 30, 2018

	Amount	Percent of Revenue

Sales Revenue	$6,033,846	100.00%

Cost of Sales	4,371,201	72.44%

Gross Profit	1,662,645	27.56%

Operating Expenses	1,794,939	29.75%

Loss from Operations	(132,294)	-2.19%

Other Expense
Interest expense, net	(21,435)	-0.36%
Total Other Expense	(21,435)	-0.36%

Net Loss	$(153,729)	-2.55%

Members' Capital - Beginning of Period	$1,337,617

Distributions	(264,001)

Members' Capital - End of Period	$919,887

See the accompanying notes and Independent Accountant’s Review Report.	Page 3

Seventh Wave Laboratories LLC

STATEMENT OF CASH FLOWS

For The Six months Ended June 30, 2018

Cash Flows from Operating Activities

Net loss	$(153,729)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	254,939
Change in assets - decrease (incrase)
Accounts receivable	378,317
Prepaid expenses	(12,663)
Other assets	4,978
Change in liabilities - increase (decrease)
Accounts payable	85,279
Accrued expenses	212,554
Deferred revenue	40,310
Total Adjustment	963,714

Net Cash Provided by Operating Activities	809,985

Cash Flows from Investing Activities
Purchases of property and euqipment	(69,138)
Net Cash Used in Investing Activities	(69,138)

Cash Flows from Financing Activities
Distributions to members	(264,001)
Change in due to /from affilites, net	32,371
Change in bank overdraft, net	(1,822)
Borrowings on line of credit	43,222
Payments on line of credit	(141,797)
Payments on long-term debt, net	(100,293)
Payments on capital lease obligation	(8,283)
Net Cash Used in Financing Activities	(440,603)

Net Increase in Cash	300,244

Cash - Beginning of Period	-

Cash - End of Period	$300,244

Supplemental Cash Flows Information:
Cash paid for interest	$21,446

See the accompanying notes and Independent Accountant’s Review Report.	Page 4

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Seventh Wave Laboratories LLC (the “Company”) (a Delaware limited liability company) is a consulting-based contract research laboratory that provides local, national, and international clients with nonclinical evaluations of drug efficacy, safety, systemic exposure, and metabolism from their facilities located in St. Louis, Missouri.

Basis of Accounting

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company considers all checking and savings accounts, which are available for the Company’s operating needs, to be cash equivalents. The Company maintains cash deposits in one financial institution. The account balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. At various times throughout the six months ended June 30, 2018, balances exceeded these insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

Accounts Receivable

Management monitors outstanding accounts receivable and charges off to expense any balances that are determined to be uncollectible in the period the determination is made. At June 30, 2018, the Company considered all outstanding accounts receivable to be fully collectible. Accordingly, there was no allowance for doubtful accounts recorded.

Property and Equipment

Property and equipment are recorded at cost and are depreciated over the estimated useful lives of the assets using the straight-line method. Leasehold improvements are amortized using the straight-line method over the shorter of the remaining term of the lease or estimated useful life of the related asset. Upon sale or retirement, the cost and related accumulated depreciation and amortization are eliminated from their respective accounts, and the resulting gain or loss is included in current income. Improvements which materially extend useful lives are capitalized and are included in the accounts at cost. Maintenance and repairs are charged to operating expenses as incurred.

Depreciation is computed using straight-line methods over the estimated useful lives of the assets. The estimated useful lives are as follows:

Computers and lab equipment	2-15 years
Furniture and fixtures	2-7 years
Leasehold improvements	2-5 years

See the Independent Accountant’s Review Report.	Page 5

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Depreciation expense charged against income during the six months ended June 30, 2018, which includes the amortization of assets acquired under capital leases, was $254,939.

Revenue Recognition

Revenue is generally realized or realizable and earned, and corresponding accounts receivable recorded, when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller's price to the buyer is fixed or determinable, and collectability is reasonably assured.

Income Taxes

The Company, with the consent of its members, has elected under the Internal Revenue Code to be taxed as a partnership. In lieu of corporate income taxes, the members are liable for individual federal and state income taxes on his or her respective share of the Company’s taxable income or net operating loss in his or her individual income tax return. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

In accordance with Financial Accounting Standards Board (“FASB”) ASC 740-10, Accounting for Income Taxes, which prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return and also provides guidance on various related matters such as derecognition, interest, penalties and disclosures required, the Company’s policy is to recognize interest and penalties, if any, related to unrecognized tax benefits, if any, in income tax expense. There are no material unrecognized tax benefits, and as a result, no interest and penalties recognized.

Unconsolidated Variable Interest Entity

In March 2014, FASB issued Update No. 2014-07, Consolidation (Topic 810) – Applying Variable Interest Entities Guidance to Common Control Leasing Arrangements. Under FASB Update No. 2014-07, a private company lessee may elect an alternative not to apply VIE guidance to a lessor entity if:

(a)	the private company lessee and the lessor entity are under common control
(b)	the private company lessee has a lease arrangement with the lessor entity
(c)	substantially all activities between the private company lessee and the lessor entity are related to leasing activities between the two entities, and
(d)	if the private company lessee explicitly guarantees or provides collateral for any obligation of the lessor entity related to the asset leased by the private company, then the principal amount of the obligation at inception of such guarantee or collateral arrangement does not exceed the value of the asset leased by the private company from the lessor entity.

If the above criteria are met, the private company lessee may make an accounting election to not apply VIE guidance and to not include the assets, liabilities, and results of operations of the lessor entity in its financial statements for such financial statements to be in conformity with GAAP. If elected, the accounting alternative should be applied retrospectively to all periods presented. The alternative is effective for annual periods beginning after December 15, 2014.

The Company has concluded that it meets the criteria under FASB Update No. 2014-07 with respect to SWL Properties LLC (“SWL Properties”), and as such, has elected the alternative not to apply VIE guidance and not to include the assets, liabilities, and results of operations of SWL Properties in its financial statements.

See the Independent Accountant’s Review Report.	Page 6

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Recent Accounting Pronouncements

Lease Accounting

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842). Under ASU 2016-02, a lessee should recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. When measuring assets and liabilities arising from a lease, a lessee should include payments to be made in optional periods only if the lessee is reasonably certain to exercise an option to extend the lease or not to exercise an option to terminate the lease. Similarly, optional payments to purchase the underlying asset should be included in the measurement of lease assets and lease liabilities only if the lessee is reasonably certain to exercise that purchase option.

Under ASU 2016-02, leases will continue to be differentiated between finance leases and operating leases. However, the principal difference from previous guidance is that the lease assets and lease liabilities arising from operating leases should be recognized in the balance sheet.

For finance leases, a lessee is required to do the following:

1.	Recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in the balance sheet.
2.	Recognize interest on the lease liability separately from amortization of the right-of-use asset in the statement of income.
3.	Classify repayments of the principal portion of the lease liability within financing activities and payments of interest on the lease liability and variable lease payments within operating activities in the statement of cash flows.

For operating leases, a lessee is required to do the following:

1.	Recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in the balance sheet.
2.	Recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term on a generally straight-line basis.
3.	Classify all cash payments within operating activities within the statement of cash flows.

For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expense for such leases generally on a straight-line basis over the lease term.

ASU 2016-02 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted. Upon adoption, a modified retrospective approach shall be applied to all periods presented. Management is currently evaluating the impact ASU 2016-02 will have on the financial statements.

See the Independent Accountant’s Review Report.	Page 7

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Revenue Recognition

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The ASU introduced a comprehensive, principles-based framework for recognizing revenue, and, when effective, will supersede the revenue recognition requirements in FASB ASC 605, Revenue Recognition, and virtually all industry-specific revenue recognition guidance in the FASB ASC. The ASU is intended to improve GAAP by providing a framework to address revenue recognition issues, creating more consistency and comparability of revenue recognition practices across entities and industries, and improving the usefulness of information provided to financial statement users through more robust disclosure requirements.  Subsequent to the issuance of ASU 2014-09, the FASB issued a number of ASUs clarifying certain matters in ASU 2014-09. Those subsequent ASUs have the same effective dates as ASU 2014-09 (see discussion in the following paragraph).

In August 2015, the original effective dates of ASU 2014-09 were deferred by one year through the issuance of ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date. For nonpublic entities, ASU 2014-09 (as revised) is effective for annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019. Early application is allowed for nonpublic entities, but no earlier than annual reporting periods beginning after December 15, 2016, including interim reporting periods within that period. Alternatively, the ASU can be applied to annual reporting periods beginning after December 15, 2016, and interim reporting periods within annual reporting periods beginning one year after the year of initial adoption. Management is currently evaluating the impact ASU 2014-09 will have on the financial statements.

Subsequent Events

Management has evaluated the impact on the financial statements of events subsequent, if any, through August 8, 2018 which is the date the financial statements were available to be issued. See Note 10.

2.	OPERATING LEASES

The Company has entered into lease agreements for office and laboratory space. The Company’s operating lease agreements are as follows:

The Company leases office and laboratory space from the St. Louis University School of Medicine. The lease from January 1 to March 31, 2018 was for a monthly rent of $4,873. The lease expired March 31, 2018. The lease renewal agreement expires April 1, 2028 with a monthly rent of $5,725.

The Company leases office and laboratory space from St. Louis University. The lease agreement expires September 30, 2018 with a monthly rent of $1,237.

The Company leases office and laboratory space from SWL Properties, an affiliated entity related through common ownership. The Company is also obligated to pay for various operating expenses incurred by the property. The lease agreement expires December 31, 2025 with a monthly rent of $30,000. See Note 8.

See the Independent Accountant’s Review Report.	Page 8

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Minimum future lease payments under all non-cancellable operating leases are as follows as of June 30, 2018:

Remaining 2018	$222,111
2019	444,900
2020	444,900
2021	440,850
2022	428,700
2023 and thereafter	1,800,675
$3,782,136

Rent expense under all leasing agreements for the six months ended June 30, 2018 amounted to $226,166.

3.	LINES OF CREDIT

Effective June, 2018, the Company renewed its line of credit agreement with St. Louis Bank, with a maximum borrowing limit of $850,000 and a variable interest rate tied to the Prime Rate plus 1% with a minimum rate of 5%. The line of credit matures in September 2018, callable on demand and is secured by a commercial security agreement dated August 2005 secured by all business assets and the assignment of a life insurance policy. This agreement is cross-collateralized with an additional note payable, as disclosed in Note 5. There was no balance on this line of credit as of June 30, 2018. This line of credit was paid off July 2, 2018.

Effective June, 2017, the Company entered into a second line of credit agreement with St. Louis Bank, with a maximum borrowing limit of $250,000 and a variable interest rate tied to the bank’s corporate market rate with a minimum rate of 5.25%. The line of credit matures annually in June 2018, callable on demand and is secured by a commercial security agreement dated August 2005 secured by all business assets and the assignment of a life insurance policy. This agreement is cross-collateralized with an additional note payable, as disclosed in Note 5. There was no balance on this line of credit as of June 30, 2018. This line of credit was paid off July 2, 2018.

4.	CAPITAL LEASE

The Company leases certain specialized laboratory equipment under a lease classified as a capital lease. The original value of the asset, which is included on the balance sheet in computers and lab equipment, is $89,250. Related accumulated amortization totaled $52,063 as of June 30, 2018. The interest rate related to the lease obligation is 6.19% and the maturity date is August 2021.

See the Independent Accountant’s Review Report.	Page 9

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Future minimum lease payments under capital leases by year and the present value of the minimum lease payments at June 30, 2018 are as follows:

Remaining 2018	$10,200
2019	20,400
2020	20,400
2021	13,600
2022	-
Total minimum lease payments	$64,600

Less: Amount representing interest	7,467

Present value of minimum lease payments	$57,133

At June 30, 2018, the present value of minimum lease payments due within one year is $14,164.

5.	NOTES PAYABLE

Notes payable as of June 30, 2018 consisted of the following (please see next page):

Note payable to St. Louis Bank dated July 12, 2013, with monthly payments of $3,622, including interest at 4.5% until matruity in July 2018; secured by a commercial security agreement dated August 2005 secured by all Company assets and cross-collateralized with the line of credit disclosed in Note 3. This note was paid off July 2, 2018.	$3,615

Note payable to St. Louis Bank dated January 12, 2014, with monthly payments of $5,601, including interest at 4.5% until maturity in January 2019; secured by a commercial security agreement dated January 2014 secured by certain equipment, also secured by a commercial security agreement dated August 2005 secured by all Company assets and cross-collateralized with the line of credit as disclosed in Note 3. This note was paid off July 2, 2018.	38,747

Note payable to STL Partnership CDC dated August 2, 2016, with monthly payments of $1.817, including interest at 2.07% until maturity in September 2036; secured by a second deed of trust and assignment of rents on the financed real property, a commerical security agreement secured by the financed equipment, and personal guarantees of the members. See Note 8. This note was paid off July 18, 2018.	260,302

Note payable to St. Louis Bank dated July 28, 2016, with monthly payments of $2,067, including interest at 3.95% for five years with a rate adjustment to 5 years treasury swap plus 2.25% until maurity in July 2026, with a final balloon payment of all unpaid principal and interest due at maturity; secured by a first deed of trust and assignment of rents on the financed real property, a commercial security agreement secured by the financed equipment, and personal guarantees of the members. See Note 8. This note was paid off July 2, 2018.	319,202

Note payable to St. Louis Bank dated June 8, 2017, with monthly payments of $7,222, including interest at 5% until maturity in June 2022; secured by a commercial security agreement dated August 2005 secured by all Company assets, cross-collateralized with the line of credit as disclosed in Note 3, and secured by personal guarantees of the members. This note was paid off July 2, 2018.	313,361
$935,227
Less: Current Portion	84,605
$850,622

See the Independent Accountant’s Review Report.	Page 10

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

Estimated maturities of notes payable at June 30, 2018 are as follows:

Remaining 2018	$84,605
2019	104,847
2020	103,730
2021	108,523
2022	69,355
Thereafter	464,167
$935,227

6.	RELATED PARTY TRANSACTIONS

The Company has made advances relating to the acquisition and operation of office and laboratory facilities to SWL Properties, LLC, which is an affiliated entity related by common ownership. The outstanding balance due to the affiliate at June 30, 2018 was $29,909. No interest is charged on the owed amount.

As previously disclosed in Note 2, the Company leases office and laboratory space from SWL Properties, LLC under an operating lease. Rent expense accrued and paid to this affiliate during the six months ended June 30, 2018 totaled $180,000.

7.	EMPLOYEE BENEFIT PLAN

The Company has adopted a 401(k) defined contribution plan (“Plan”) covering eligible employees of the Company aged 21 or older. Employees may contribute salary deferrals based on current Internal Revenue Service regulations. In addition, the Plan provides for employer matching contributions of 100% of the employee deferral that do not exceed 1% of eligible compensation plus 50% of the employee deferral between 1% and 6%. Matching contributions paid by the Company for the six months ended June 30, 2018 were $87,592.

See the Independent Accountant’s Review Report.	Page 11

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

8.	FACILITY AND FINANCING ARRANGEMENTS

In November 2015, the Company entered into an operating lease for the office and laboratory facility owned by SWL Properties, LLC, an affiliated entity related by common ownership, as previously discussed in Note 2.

St. Louis Bank Loan

In connection with the facility, SWL Properties and the Company secured permanent financing by co-signing a promissory note payable to St. Louis Bank dated July 28, 2016, in an original amount of $2,503,731. This loan has been allocated between the two co-borrowers, with amounts related to the land and building carried on SWL Properties, LLC’s books and amounts related to equipment recorded on the Company’s books, as previously discussed in Note 6. The corresponding entry was to an existing line of credit liability related to the purchase and installation of equipment during construction. The interest rate is fixed at 3.95% for five years and then adjusted to a five year treasury swap plus 2.25%. Monthly principal and interest payments of $15,163 are required, with a final balloon payment due at maturity in July 2026. The note is secured by a first deed of trust in the property, assignment of rents, a security agreement on the financed equipment, and personal guarantees of the members. At June 30, 2018, the total outstanding balance on the note was $2,343,089. This note was paid off July 2, 2018.

STL Partnership CDC Loan

Also in connection with the facility, SWL Properties, LLC and the Company secured permanent financing by co-signing a promissory note payable to STL Partnership CDC dated August 2, 2016, in an original amount of $2,059,000 (backed by a 20 year debenture guarantee of the U.S. Small Business Administration). This loan has been allocated between the two co-borrowers, with amounts related to the land and building carried on SWL Properties, LLC’s books and amounts related to equipment recorded on the Company’s books, as previously discussed in Note 6. The corresponding entry was to an existing line of credit liability related to the purchase and installation of equipment during construction. The interest rate is fixed at 2.067% until maturity in September 2036. Monthly payments including principal, interest and required fees of $13,326 are required for five years commencing in October 2016. Monthly payments are reduced every five years down to $11,300 for the final five year period through September 2036. The note is secured by a second deed of trust in the property, assignment of rents, a security agreement on the financed equipment, and personal guarantees of the members. At June 30, 2018, the total outstanding balance on the note was $1,909,402. This note was paid off July 18, 2018.

See the Independent Accountant’s Review Report.	Page 12

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

The following summarizes the Company’s co-borrowing arrangements as of June 30, 2018:

	SWL Properties LLC	Seventh Wave Laboratories LLC	Total
St. Louis Bank Loan
Initial Borrowings	$2,162,406	$341,325	$2,503,731
Cumulative Payments	(138,519)	(22,123)	(160,642)
Outstanding Balance	$2,023,887	$319,202	$2,343,089

Allocation %	86.4%	13.6%	100.0%

STL Partnership CDC Loan
Initial Borrowings	$1,778,304	$280,696	$2,059,000
Cumulative Payments	(129,204)	(20,394)	(149,598)
Outstanding Balance	$1,649,100	$260,302	$1,909,402

Allocation %	86.4%	13.6%	100.0%

9.	MEMBERS’ CAPITAL

The Company is governed by the terms and conditions of the Third Amended Operating Agreement (the “Agreement”) dated March 5, 2016. The Company shall continue until terminated in accordance with the terms of the Agreement or as provided by law, including events of dissolution. The Company shall be dissolved only upon any of the following events: (i) the unanimous written consent of the Class A Members to dissolve the Company, (ii) the death, retirement, resignation, withdrawal, expulsion, bankruptcy or dissolution of a Member, unless there is at least one remaining Class A Member and all the remaining Class A Members consent to continue the Company and its business within 120 days after the occurrence of any such event, (iii) the entry of a decree of judicial dissolution of the Company and (iv) the sale or transfer of substantially all of the assets of the Company.

Amended on August 3, 2017, upon dissolution, and after the payment of the Company’s outstanding liabilities, any remaining proceeds from disposition will be distributed as follows: (i) the first three million dollars ($3,000,000) divided equally between the Class A Members, (ii) the next five hundred thousand dollars ($500,000) to a certain Class B Member and (iii) any remaining balance to all Members, pro rata in accordance with their ownership percentages.

The overall management and control of the Company shall be vested in the Managing Members, who are composed of the Class A Members of the Company. The following acts require the unanimous vote of all Class A Members: (i) acquire or enter into lease agreements for real property, (ii) appoint new officers, (iii) purchase real estate and other major purchases, (iv) expel members, (v) terminate the employment of any Member, (vi) dissolve or terminate the Company, (vii) sell or transfer all or a significant part of the Company’s assets, (viii) merge or consolidate the Company with another entity, (ix) any act that would cause a bankruptcy of the Company.

See the Independent Accountant’s Review Report.	Page 13

Seventh Wave Laboratories LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2018

The Company is composed of two Class A Members and two Class B Members. The Class A Members contributed capital to the Company and are allocated their share of any net income and losses in proportion to their respective ownership interests in the Company. The Class B Members received their Class B interest for provision of services to the Company and made no capital contributions to the Company in exchange for acquiring their interest. Class B Members are allocated their share of any net income and losses in proportion to their respective ownership interests in the Company.

The following summarizes the composition of members’ capital as of June 30, 2018:

Class A Members' Capital	$868,593
Class B Members' Capital	51,296
$919,889

10.	Subsequent Events

On July 2, 2018, the Company entered into a bill of sale and asset purchase agreement with a third party buyer in exchange for cash and shares of the buyer. As a result of this sale, the lines of credit and notes payable with St. Louis Bank were paid off on July 2, 2018. In addition, the note payable with the STL Partnership CDC was paid off July 18, 2018.

See the Independent Accountant’s Review Report.	Page 14

SUPPLEMENTARY INFORMATION

Seventh Wave Laboratories LLC

scheduleS of operating expenses

For The SIX months Ended June 30, 2018

	Amount	Percent of Revenue
Payroll and payroll taxes	$896,331	14.86%
Employee benefits	47,737	0.79%
Computer expense	30,881	0.51%
Commissions	67,741	1.12%
Contributions	4,760	0.08%
Depreciation and amortization	45,842	0.76%
Dues and subscriptions	1,943	0.03%
Insurance	39,099	0.65%
Meals and entertainment	27,452	0.45%
Meetings and conferences	19,057	0.32%
Miscellaneous expense	1,417	0.02%
Office expense	12,973	0.22%
Professional development	7,924	0.13%
Professional fees	181,156	3.00%
Rent expense	140,966	2.34%
Repairs and maintenance	5,784	0.10%
Taxes, licenses and permits	71,926	1.19%
Telephone	12,465	0.21%
Travel	127,438	2.11%
Utilities	52,047	0.86%
Total Operating Expenses	$1,794,939	29.75%

See the Independent Accountant’s Review Report.	Page 15